EXHIBIT 10.233

                         SECOND AMENDMENT TO AGREEMENT


     This Second Amendment to Agreement, effective May 24, 1996, is by and between AMERICAN HOME PRODUCTS CORPORATION ("AHP"), a Delaware corporation, as represented by its Wyeth-Ayerst Research Division, having its principal place of business at 533 East Lancaster Pike, St. Davids, Pennsylvania and LIGAND PHARMACEUTICALS INCORPORATED ("Ligand"), a Delaware corporation having its principal place of business at 9393 Towne Center Drive, San Diego, California.

     WHEREAS, AHP and Ligand have previously entered into a Research, Development and License Agreement effective September 2, 1994 (the "Agreement") under which AHP sponsors research at Ligand with the goal of discovering and/or designing small molecule compounds which act through the estrogen and progesterone receptors and to develop pharmaceutical products from such compounds;

     WHEREAS, AHP and Ligand have previously amended the Agreement by a first Amendment (the "First Amendment") effective January 16, 1996, in order to give effect to mutually agreed upon modifications to the definition of Exhibit Compounds and to the nature, terms and conditions of the provisions of Article 7 of the Agreement;

     WHEREAS, concurrently with the execution of the Agreement, on even date the parties executed an Option Agreement by which Ligand granted AHP the irrevocable option (the "Option"), exercisable on or after January 1, 1996, to extend research at Ligand to include within the Field (as defined in the Agreement) the discovery, development and commercialization of drugs for the treatment of osteoporosis which are ligands of the estrogen receptor, which Option

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AHP exercised by a writing on February 12, 1996, accompanied by the payment to
Ligand of the sum of $*** as per Article 3 of the Option Agreement;

     WHEREAS, prior to AHP's exercise of the aforementioned Option, AHP discovered within its own internal research programs series of chemical compounds (the "AHP Compounds") active at the *** and having potential utility in the treatment of *** , which compounds have never been subject to screening by Ligand within the framework of the Research Program of the Agreement and all of which series undergoing active development at AHP are described in Schedule B hereto;

     WHEREAS, in order to create a broad chemical base of Research Compounds (as defined in the Agreement) from which can be selected those compounds most suitable for further evaluation and development, whether such Research Compounds are *** *** AHP and Ligand have mutually agreed to integrate the AHP Compounds into the Research Program, whereby the AHP Compounds are deemed to be Research Compounds suitable for further evaluation and selection for preclinical testing;

     WHEREAS, AHP and Ligand wish to make a second amendment of the Agreement to give effect to the mutually agreed upon integration of the AHP Compounds into the Research Program;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, it is agreed by AHP and Ligand as follows:

     1. Terms not otherwise defined herein shall have the meanings given them in the Agreement.

     2. Present Article 1 of the Agreement is hereby modified by the inclusion of a new definition for "AHP Compounds":



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     1.27. "AHP Compounds" shall mean those compounds which AHP has identified to be *** possessing potential utility in the treatment of *** and other uses within the Field, and which are specifically defined in Schedule B, which is attached to this Second Amendment and is deemed to be an integral part of the Agreement. This definition shall also mean the analogues, whether or not patented and whether or not within the scope of the definition of Schedule B, related to the compounds defined in Schedule B synthesized by Ligand and/or AHP subsequent to the effective date of this Second Agreement, provided, however, that the analogues synthesized by Ligand i) before the effective date of this Second Amendment or ii) after the effective date by Ligand, provided that such synthesis be demonstrably (by Ligand) done by persons not having knowledge of the Schedule B compounds or related analogues shall not be AHP Compounds under the Agreement.

     3. Present Section 1.20 is hereby modified to read as follows:

     1.20. "Research Compound" shall mean an AHP Compound, or a compound, including an Existing Compound for which AHP acquires rights under Article 7 of this Agreement, which is identified and confirmed as acting through or mediating the activity of a Designated Receptor (a) during the terms of the Research Program, or (b), except in the case of termination by AHP under 16.3 below, by AHP, within *** after expiration or earlier termination of the Research Program.

     4. The parties agree that AHP Compounds shall be deemed to be Research Compounds in the Research Program which are suitable for further evaluation and preclinical testing, and subject to the Development Program as defined in
Article 5 of the Agreement.



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     5. The parties further agree that AHP Compounds which AHP elects to develop shall be subject to the payment of milestones and royalties specifically provided therefor in Article 9, as hereinafter modified.

     6. AHP retains all rights to applications of AHP Compounds within and outside the Field, and Ligand shall have no right to develop AHP Compounds outside the Field. Accordingly, AHP Compounds are not subject to Ligand rights as defined in Article 6 of the Agreement, nor to Ligand rights as defined in
Article 8 of the Agreement.

     7. In recognition of the expansion of the chemical base of Research Compounds by the integrating of AHP Compounds into the Research and Development Programs, the parties have agreed to provide for a separate category of milestone and royalty payments in Article 9 of the Agreement to specifically relate to Research Compounds or Products which are AHP Compounds. Accordingly,
Section 9.1 is modified by the inclusion therein of a third milestone category, denominated AHP Compounds, with the following payment schedule:

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Likewise, Section 9.2 is modified by the inclusion therein of a third royalty category, denominated AHP Compounds, with the following royalty schedule:



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                  ***

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     8. Except as expressly amended or supplemental by this Second Amendment to the Agreement, all of the terms and conditions of the Agreement and the First Amendment shall remain in full force and effect in accordance with their terms. No agreement or understanding bearing on this Second Amendment to Agreement shall be binding on either party hereto unless it shall be in writing and signed by the duly authorized officer or representative or each of AHP and Ligand and shall expressly refer to this Second Amendment to Agreement.

     IN WITNESS WHEREOF, the parties have caused the Amendment to be executed by their duly authorized representatives.



AMERICAN HOME PRODUCTS CORPORATION    LIGAND PHARMACEUTICALS INCORPORATED

By:       /s/ illegible               By:   /s/ David E. Robinson
    ------------------------------        -----------------------------------
                (Signature)                    (Signature)

Title:    Vice President              Title:    President/CEO
       ---------------------------           ------------------------



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                                   SCHEDULE B


         AHP Compounds are compounds defined by the following structural formulae:

I







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